UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2022

AccuStem Sciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56257	87-3774438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Plaza, 19th Floor, #1954 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 00 44 2074952379

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2022, AccuStem Sciences Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Agreement”) with Tiziana Life Sciences Ltd. (“Tiziana”) pursuant to which Tiziana, purchased 1,337,970 shares of the Company’s common stock (the “Common Stock”) at a purchase price of $2.00 per share for gross proceeds of $2,675,940. The purchase of the Common Stock was in accordance with the Supplemental Demerger Agreement dated October 5, 2021 between Tiziana and the Company whereby Tiziana agreed to purchase £2,000,000 of shares of the Company’s common stock at the time of listing of the common stock.

The Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and is instead being offered pursuant to the exemption provided in Regulation S under the Securities Act.

The foregoing summaries of the Purchase Agreement and the Common Stock do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2022, the Board of Directors of the Company appointed Wendy Blosser, the Company’s Chief Executive Officer as a director to serve on the Board and to hold office until the next annual meeting of stockholders and until her successor is duly elected and qualified, or until her prior death, resignation, retirement, disqualification or other removal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Common Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCUSTEM SCIENCES INC.

Date: April 5, 2022	By:	/s/ Wendy Blosser
Wendy Blosser Chief Executive Officer

-3-